UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2013

General Steel Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-33717	41-2079252
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Level 21, Tower B, Jia Ming Center
No. 27 Dong San Huan North Road
Chaoyang District, Beijing, China 100020

(Address of principal executive offices)

Registrant’s telephone number, including area code:

+ 86 (10) 57757691

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.   Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 19, 2013, General Steel Holdings, Inc. (the “Company”) was notified by the NYSE Regulation, Inc. that it is not in compliance with the continued listing standard set forth in the Listed Company Manual, Section 802.01C (“Section 802.01C”) of New York Stock Exchange, Inc. (the “NYSE”). Such noncompliance is solely based on the Company’s average closing share price for the prior 30 trading-day period being below the required $1.00 as of July 18, 2013. On July 25, 2013, the Company had also issued a press release announcing, among other things, its receipt of such NYSE notification.

In accordance with NYSE procedures, the Company has six months from the receipt of the notice on July 19, 2013 to cure this deficiency. The Company can regain compliance at any time during the six-month cure period if on the last trading day of any calendar month during the cure period it has a closing share price of at least $1.00 and an average closing share price of at least $1.00 over the 30 trading-day period ending on the last trading day of that month. In the event that the Company has failed to cure the deficiency by the expiration of the six-month cure period, the NYSE will commence suspension and delisting procedures.

The Company has notified the NYSE that it intends to cure this deficiency. Its common stock remains listed on the NYSE under the symbol “GSI,” but will be assigned a “.BC” indicator by the NYSE to signify that the Company is not currently in compliance with the NYSE’s continued listing standards.

ITEM 8.01. OTHER EVENTS.

On July 25, 2013, the Company issued a press release pertaining to the Company’s NYSE notification as mentioned above. A copy of that press release is attached as Exhibit 99.1 hereto and incorporated into this Item 8.01 by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued on July 25, 2013.

Note Regarding Forward-Looking Statements

This filing contains statements that are forward-looking within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Such forward-looking statements are only predictions and are not guarantees of future performance.  Investors are cautioned that any such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties, certain assumptions and factors relating to the operations and business environments of General Steel Holdings, Inc. and its subsidiaries that my cause the actual results of the companies to be materially different from any future results expressed or implied in such forward-looking statements.  Although General Steel Holdings, Inc. believes that the expectations and assumptions reflected in the forward-looking statements are reasonable based on information currently available to its management, General Steel Holdings, Inc. cannot guarantee future results or events.  General Steel Holdings, Inc. expressly disclaims a duty to update any of the forward-looking statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

General Steel Holdings, Inc.

By:	/s/ John Chen
Name:	John Chen
Title:	Chief Financial Officer

Dated: July 25, 2013